UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 20, 2011

Affirmative Insurance Holdings, Inc.

(Exact name of Registrant as Specified in its Charter)

Delaware	000-50795	75-2770432
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4450 Sojourn Drive, Suite 500, Addison, Texas	75001
(Address of principal executive offices)	Zip Code

Registrant’s telephone, including area code: (972) 728-6300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01	Notice of Failure to Satisfy a Continued Listing Rule.

As reported by Affirmative Insurance Holdings, Inc. (the “Registrant”) on a Form 8-K filed with the Commission on September 28, 2011 (File No. 000-50795), J. Christopher Teets resigned his position as a director of the Registrant, effective September 27, 2011.

On October 20, 2011, the Registrant received written notice (the “Notice”) from the Listing Qualifications department of the NASDAQ Stock Market that the Registrant does not presently satisfy a rule for continued listing (specifically, NASDAQ Listing Rule 5605(c)(2)) as a result of the recent resignation of Mr. Teets. Among other things, NASDAQ Listing Rule 5605(c)(2) requires listed issuers such as the Registrant to maintain an Audit Committee consisting of no fewer than three (3) independent directors at all times. Mr. Teets had been one of three (3) independent directors on the Registrant’s Audit Committee at the time of his resignation.

In the Notice, NASDAQ’s Listing Qualifications department further stated that, consistent with NASDAQ Listing Rule 5605(c)(4), NASDAQ will provide the Registrant with a cure period in order to regain compliance with the audit committee membership requirement as follows: (i) until the earlier of the Registrant’s next annual shareholders’ meeting or September 27, 2012, or (ii) if the Registrant’s next annual shareholders’ meeting is held before March 26, 2012, then the Registrant must evidence its compliance by no later than March 26, 2012.

The Registrant is in the process of considering other independent directors currently on its Board for appointment to the Registrant’s Audit Committee, but has not come to a final determination for a replacement for Mr. Teets on that committee at this time. Once such a determination has been made, the appropriate independent director(s) will be appointed to the Registrant’s Audit Committee in full compliance with Listing Rule 5605(c)(2). The Registrant expects to regain full compliance with Listing Rule 5605(c)(2) before the expiration of the cure period noted herein.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements typically are identified by use of terms such as “may,” “will,” “should,” “plan,” “expect,” “anticipate,” “estimate” and similar words, although some forward-looking statements are expressed differently. Forward-looking statements represent our management’s judgment regarding future events. Although the Registrant believes that the expectations reflected in such forward-looking statements are reasonable, the Registrant can give no assurance that such expectations will prove to be correct. All statements other than statements of historical fact included in this Current Report on Form 8-K are forward-looking statements. The Registrant cannot guarantee the accuracy of the forward-looking statements, and the Registrant’s actual results could differ materially from those contained any forward-looking statements due to a number of factors, including the statements under the heading “Risk Factors” contained in the Registrant’s filings with the Securities and Exchange Commission. Accordingly, such forward-looking statements are subject to a number of risks and uncertainties and may cause actual results to differ materially from the Registrant’s expressed expectations.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

AFFIRMATIVE INSURANCE HOLDINGS, INC.

Date: October 26, 2011	By:	/s/ Joseph G. Fisher
Name: Joseph G. Fisher
Title: Executive Vice President and General Counsel